JULY 25, 2024 I N V E S T O R P R E S E N T A T I O N F O U R T H Q U A R T E R F I S C A L 2 0 2 4 Exhibit 99.2

Forward Looking Statements & Financial Measures 2 This presentation may include certain “forward-looking statements,” which are made in good faith by Kearny Financial Corp. (the “Company”) pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties, such as statements of the Company’s plans, objectives, expectations, estimates and intentions that are subject to change based on various important factors (some of which are beyond the Company’s control). In addition to the factors described under Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K, and subsequent filings with the Securities and Exchange Commission, the following factors, among others, could cause the Company’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: • the strength of the United States economy in general and the strength of the local economy in which the Company conducts operations, • the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations, • the impact of changes in laws, regulations and government policies regarding financial institutions (including laws concerning taxation, banking, securities and insurance), • changes in accounting policies and practices, as may be adopted by regulatory agencies, the Financial Accounting Standards Board (“FASB”) or the Public Company Accounting Oversight Board, • technological changes, • competition among financial services providers, and • the success of the Company at managing the risks involved in the foregoing and managing its business. The Company cautions that the foregoing list of important factors is not exhaustive. Readers should not place any undue reliance on any forward looking statements, which speak only as of the date made. The Company does not undertake any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company. This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management uses these “non-GAAP” measures in its analysis of the Company’s performance. Management believes these non-GAAP financial measures allow for better comparability of period to period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation.

Kearny Financial Corp. NASDAQ: KRNY Headquartered in Fairfield, NJ 43 full-service branches1 in New Jersey and New York City Active acquirer, having completed 7 whole-bank acquisitions since 1999 1 As of June 30, 2024. Source: S&P Global Market Intelligence & Company Filings. 3

140 Years of Serving our Communities and Clients 4

4Q24 Financial Highlights 1 GAAP to Adjusted reconciliation on page 20. 2 Excludes Yield Adjustments. Source: Company Filings. 5 4Q24 Key Takeaways: Recognized non-cash, after-tax goodwill impairment of $95.3 million, which has no impact on our tangible book value, regulatory capital ratios, or liquidity position. Net interest margin compression continues to slow. The performance of our commercial real estate and multifamily portfolios continues to be outstanding, with nonperforming assets having improved by $15.7 million, or 0.17% of assets, from June 30, 2023. Deposit origination efforts including those via our digital channel, have continued to gain traction. Net Income (Loss) GAAP Adjusted1 $(90.1 million) $5.6 million Diluted EPS GAAP Adjusted1 $(1.45) $0.09 Net Interest Income CET-1 Ratio $33.3 million 14.79% Total Assets $7.7 billion Total Deposits Total Loans2 $5.2 billion $5.7 billion

Capital Strength Equity Capitalization Level 1 Kearny Financial Corp. (NASDAQ: KRNY) Regulatory Capital Ratios as of June 30, 2024 are preliminary. 2 S&P U.S. Small Cap Banks Index comprised of 241 constituents, based on March 31, 2024 results. 3 Equity to Asset ratio, as of June 30, 2024, was impacted by previously mentioned goodwill impairment. Source: Company Filings. 6 Regulatory Capital Ratios1,2 8.35% 8.20% 8.26% 8.34% 8.43% 10.78% 10.65% 10.74% 10.83% 9.81% 4Q23 1Q24 2Q24 3Q24 4Q24 Tangible Common Equity / Tangible Assets Equity / Assets 9.15% 14.79% 14.79% 15.57% 9.75% 11.68% 11.90% 14.35% Tier 1 Leverage Common Equity Tier 1 Tier 1 Risk-Based Capital Total Risk-Based Capital KRNY S&P US Small Cap Banks 3

7 Conservative Underwriting Culture Comprehensive CRE / Multifamily Underwriting Highly disciplined LTV and DSCR standards Interest rates stressed a minimum of +300bps at origination DSCR based on in-place rents, not projections, with conservative allowances for vacancy NOI underwritten to include forecasted expense increases and full taxes (where a tax abatement exists) Approval Authority & Underwriting Consistency Lending authority aggregated by borrower/group of related borrowers Technology ensures consistent and efficient underwriting and risk rating process Multi-faceted Loan Review & Stress Testing Semi-annual third-party loan-level stress testing and annual capital-based stress testing Quarterly third-party portfolio loan review with 65% of total portfolio reviewed on an annual basis Annual internal loan reviews on all commercial loans with balances of $2.5 million or greater Proactive Workout Process Dedicated team of portfolio managers and loan workout specialists Weekly meetings comprised of loan officers, credit personnel and special assets group to pre-emptively address delinquencies or problem credits Philosophy of aggressively addressing impaired assets in a timely fashion Senior Credit Officer Approval Management Loan Committee Approval Board Loan Committee Approval

Track Record of Strong Credit Performance 1 Data provided by Federal Reserve Bank of St. Louis. Source: Company Filings. 8 From 2006 to 2023, inclusive of the Global Financial Crisis and the COVID-19 Pandemic, KRNY’s net charge-offs to average total loans totaled 9 bps per year compared to 50 bps for all commercial banks (US Banks not among the top 100)1. Net Charge-offs to Average Total Loans 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 4Q24 Commercial Banks (not among top 100) KRNY Global Financial Crisis Hurricane Sandy COVID-19 Pandemic Cumulative charge-offs for KRNY between 2006 and 4Q24 were minimal, totaling $38.6 million.

Diversified Loan Portfolio Loan Composition1 Geographic Distribution2Loan Trend 1 For the quarter ended June 30, 2024. 2 As of June 30, 2024. Source: S&P Global Market Intelligence & Company Filings. 9 ($ millions) 1-4 Family 30.5% Home Equity 0.8% Multi-family 46.1% CRE 16.5% Construction 3.6% C&I 2.5% $1,701 $1,689 $1,746 $1,742 $1,756 $2,762 $2,699 $2,651 $2,645 $2,646 $969 $947 $947 $966 $948 $5,850 $5,760 $5,757 $5,775 $5,749 4Q23 1Q24 2Q24 3Q24 4Q24 1-4 Family Home Equity Multi-family CRE Construction C&I New York 33.8% New Jersey 55.4% Pennsylvania 5.9% Other 4.9% LTV 61.1% QTD Yield on Loans 4.58%

Multifamily Loan Portfolio Multifamily Loan Portfolio Composition1 New York City (“NYC”) Multifamily1 Source: Company Filings 1 As of June 30, 2024. 10 Outstanding asset quality over multiple credit cycles Less than half of our Multifamily portfolio is collateralized by properties in NYC Only 6% of our Multifamily portfolio is collateralized by majority or fully rent-regulated NYC properties There is a minimal amount of maturing or repricing NYC Multifamily loans in calendar 2024 and 2025 NYC Multifamily Portfolio: $1.2 billion Average Loan Balance: $3.48 million Weighted Average LTV: 62.4% Nonperforming Loans / Total MF Loans: 0.85% Jul to Dec 2024 Maturity & Repricing: $18.8 million Calendar Year 2025 Maturity & Repricing: $116.0 million Majority NYC Free Market 41.1% Outside NYC 53.3% 100% NYC Rent Regulated 2.2% Majority NYC Rent Regulated 3.4% Total MF $2.6B

NYC Multifamily Loan Portfolio 1 As of June 30, 2024. 2 Source: “New York City Multifamily In Review Report 2023” by Ariel Property Advisors; https://arielpa.nyc/investor-relations/research-reports 3 “New York City Multifamily In Review Report 2023” by Ariel Property Advisors; https://arielpa.nyc/insights/240206-how-low-can-it-go-finding-value-in-new-york-city-apartment-building-sales [arielpa.nyc] 11 Independent Market Research Report Data Industry Market Reports indicate that real estate prices in Brooklyn outperformed the other boroughs of NYC 66.4% of the Company’s NYC Multifamily portfolio is located in Brooklyn, NY Brooklyn 66.4% Queens 12.6% Manhattan 11.2% Bronx 9.5% Staten Island 0.4% Total NYC MF $1.2 B LTV 62.4% Rent Stabilized Location Building Value Change Bronx (29%) Brooklyn (7%) Manhattan (below 96th St) (37%) Northern Manhattan (above 96th St) (51%) Queens (22%) NYC Average (18%) Free Market Location Building Value Change Bronx 1% Brooklyn 1% Manhattan (below 96th St) (31%) Northern Manhattan (above 96th St) (25%) Queens 6% NYC Average (11%) Pricing Drop from Peak Pricing2 Free Market - Pricing Drop from Peak Pricing3

CRE Loan Detail Source: Company Filings. 1 As of June 30, 2024. 12 CRE Portfolio by Collateral Type1 CRE Loan Geographic Distribution1 Retail 34.7% Mixed Use 28.5% Office 11.2% Industrial 16.6% Specialty & Other 4.6% Medical 4.4% New Jersey 57.1% Brooklyn 9.2% New York (Ex. Brooklyn) 25.8% Pennsylvania 4.9% Other 3.0% Total CRE $0.9 B LTV 52%

Office Portfolio 1 As of June 30, 2024. Source: Company Filings. 13 Office Portfolio by Contractual Maturity1 Office Loan Geographic Distribution1 Office Portfolio Profile 11.2% of total CRE portfolio or $106 million Average loan size of $1.6 million ($ millions) $0 $3 $9 $36 $18 $9 $30 $0 $5 $10 $15 $20 $25 $30 $35 $40 2024 2025 2026 2027 2028 2029 2030+ Manhattan 21.9% New York (Ex. Manhattan) 6.2% New Jersey 69.0% Other 2.9% Total Office $106 M LTV 47.8% DSCR 1.9x

Asset Quality Metrics Non-Performing Assets / Total Assets Non-Performing Loans1 Allowance for Credit Losses 1 As of June 30, 2024; amounts shown in millions. Source: S&P Global Market Intelligence & Company Filings. 14 NPL's $39.5 MM 0.69% 0.64% 0.63% 0.50% 0.52% 0.45% 0.50% 0.55% 0.60% 0.65% 0.70% 0.75% 4Q23 1Q24 2Q24 3Q24 4Q24 Multi-family $22.7 CRE $9.8 C&I $0.7 1-4 Family $6.7 Net Charge-Offs / Average Loans 0.01% 0.15% 0.29% 0.02% 0.25% -0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 4Q23 1Q24 2Q24 3Q24 4Q24 Increase driven by a single commercial real estate relationship Increase driven by a single C&I relationship $45.3 $45.0 $44.7 $44.7 $44.1 $3.4 $1.9 $0.2 $0.2 $0.9 0.83% 0.81% 0.78% 0.78% 0.78% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 4Q23 1Q24 2Q24 3Q24 4Q24 ACL Balance - Collectively Evaluated ACL Balance - Individually Analyzed ACL to Total Loans Receivable NPL's $39.9 M $ in millions

Granular Deposit Franchise 1 For the quarter ended June 30, 2024. 2 As of June 30,2024; excludes wholesale and state & local government deposits. Source: S&P Global Market Intelligence & Company Filings. 15 Deposit Composition1 Deposit Trend Deposit Segmentation2Non-Maturity Deposit Mix Retail CDs 23.2% Wholesale CDs 7.9% Savings 12.5% Interest Bearing DDA 44.8% Non-interest Bearing DDA 11.6% ($ millions) Product # of Accounts Balance ($ millions) Average Balance per Account Checking 53,196 $ 2,387 $ 44,873 Savings 31,733 635 20,022 CD 25,406 1,196 47,076 Total Retail Deposits 110,335 $ 4,218 $ 38,233 QTD Cost of Deposits 2.83% $1,377 $1,300 $1,284 $1,235 $1,199 $640 $613 $458 $408 $408 $749 $689 $646 $630 $644 $2,253 $2,237 $2,348 $2,349 $2,309 $610 $595 $584 $586 $598 $5,629 $5,434 $5,320 $5,209 $5,158 4Q23 1Q24 2Q24 3Q24 4Q24 Retail CDs Wholesale CDs Savings Interest Bearing DDA Non-interest Bearing DDA Consumer 62.6% Commercial 22.5% Government 14.9%

Liquidity Available for Uninsured Deposits Estimated Uninsured Deposits Analysis2 1 Estimated amount of uninsured deposits reported in June 30, 2024 Call Report. 2 As of June 30, 2024. 16 Available liquidity is 2.4x greater than estimated uninsured deposits (excluding items above) Liquidity Capacity2 Estimated Uninsured Deposit Analysis ($ millions) Estimated Uninsured Deposits 1,772$ Less: Collateralized State & Local Government Deposits (480) Less: Bank's wholly-owned subsidiary & Holding Company Deposits (528) Estimated uninsured deposits excluding items above: 764$ Total Deposits 5,158$ Estimated uninsured deposits, excluding items above, as a % of Total Deposits 14.8% 1 Sources of Liquidity ($ millions) Liquidity Capacity Funding Utilized Available Capacity Internal Sources: Free Securities and other 381$ -$ 381$ External Sources: FRB 482 100 382 FHLB 2,669 1,610 1,059 Total Liquidity 3,532$ 1,710$ 1,822$

Investment Securities 1 As of June 30, 2024. 2 Comprised entirely of securitized federal education loans with 97% U.S. government guarantees. 3 Assumes 29% marginal tax rate. Source: S&P Global Market Intelligence & Company Filings. 17 Securities Composition1 Securities Average Balance & Yield TrendAFS/HTM & Effective Duration Total Effective Duration ≈ 3.2 years Floating rate securities ≈ 36.9% ($ millions) $1,546 $1,532 $1,524 $1,397 $1,357 4.10% 4.27% 4.42% 4.46% 4.39% 4Q23 1Q24 2Q24 3Q24 4Q24 Corporate Bonds 10.9% CLO 32.3% ABS Student Loans 6.6% Agency MBS 49.1% Municipal Bonds 1.1% 2 QTD Yield on Securities 4.39% AFS 88.8% HTM 11.2% At June 30, 2024, the after-tax net unrecognized loss on securities held-to-maturity was $11.7 million, or 1.84% of tangible equity3

Best-in-Class Operating Efficiency 1 Adjusted for non-routine transactions. GAAP to Adjusted reconciliation on page 20 Source: S&P Global Market Intelligence & Company Filings. 18 Adjusted Non-interest Expense to Average Assets1 ($ millions) $68 $74 $75 $96 $114 $130 $131 $120 1 21 41 61 81 101 121 2017 2018 2019 2020 2021 2022 2023 2024 1.8x Deposits per Branch 1.76% 1.73% 1.61% 1.55% 1.62% 1.69% 1.51% 1.50% 1.40% 1.50% 1.60% 1.70% 1.80% 1.90% 2.00% 2017 2018 2019 2020 2021 2022 2023 2024

Tech Forward Embedded Throughout the Organization 19

Non-GAAP Reconciliation 20 Reconciliation of GAAP to Non-GAAP For the quarter ended For the quarter ended For the quarter ended For the quarter ended For the quarter ended (Dollars and Shares in Thousands, Except Per Share Data) June 30, 2024 March 31, 2024 December 31, 2023 September 30, 2023 June 30, 2023 Adjusted net income: Net (loss) income (GAAP) ($90,079) $7,397 ($13,827) $9,842 $12,013 Non-recurring transactions - net of tax: Net effect of sale and call of securities - - 12,876 - - Net effect of bank-owned life insurance restructure 392 - 6,286 - - Goodwill impairment 95,283 - - - - Adjusted net income $5,596 $7,397 $5,335 $9,842 $12,013 Calculation of pre-tax, pre-provision net revenue: Net (loss) income (GAAP) ($90,079) $7,397 ($13,827) $9,842 $12,013 Adjustments to net income (GAAP): Provision for income taxes ($917) $1,717 $1,782 $3,309 $3,378 Provision for (reversal of) credit losses $3,527 $349 $2,105 $245 ($306) Pre-tax, pre-provision net revenue (non-GAAP) ($87,469) $9,463 ($9,940) $13,396 $15,085 Adjusted earnings per share: Weighted average common shares - basic 62,254 62,205 62,299 63,014 63,667 Weighted average common shares - diluted 62,330 62,211 62,367 63,061 63,667 Earnings per share - basic (GAAP) ($1.45) $0.12 ($0.22) $0.16 $0.19 Earnings per share - diluted (GAAP) ($1.45) $0.12 ($0.22) $0.16 $0.19 Adjusted earnings per share - basic (non-GAAP) $0.09 $0.12 $0.09 $0.16 $0.19 Adjusted earnings per share - diluted (non-GAAP) $0.09 $0.12 $0.09 $0.16 $0.19 Pre-tax, pre-provision net revenue per share: Pre-tax, pre-provision net revenue per share - basic (non-GAAP) ($1.41) $0.15 ($0.16) $0.21 $0.24 Pre-tax, pre-provision net revenue per share - diluted (non-GAAP) ($1.41) $0.15 ($0.16) $0.21 $0.24 Adjusted return on average assets: Total average assets $7,695,080 $7,851,721 $7,944,586 $8,019,502 $8,163,589 Return on average assets (GAAP) -4.68% 0.38% -0.70% 0.49% 0.59% Adjusted return on average assets (non-GAAP) 0.29% 0.38% 0.27% 0.49% 0.59% Adjusted return on average equity: Total average equity $751,070 $844,782 $838,714 $862,128 $861,691 Return on average equity (GAAP) -47.97% 3.50% -6.59% 4.57% 5.58% Adjusted return on average equity (non-GAAP) 2.98% 3.50% 2.54% 4.57% 5.58%